UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

    FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned 333 SOUTH ALAMEDA CORPORATION, a Florida corporation (“Guarantor”), the receipt and sufficiency whereof are hereby acknowledged by Guarantor, and for the purpose of seeking to induce KEYBANK NATIONAL ASSOCIATION, a national banking association (hereinafter referred to as “Lender”, which term shall also include each other Bank which may now be or hereafter become a party to the “Loan Agreement” (as hereinafter defined), and shall also include any such individual Bank acting as agent for all of the Banks), to extend credit or otherwise provide financial accommodations to RICHARD MERUELO AS TRUSTEE OF THE RICHARD MERUELO LIVING TRUST U/D/T dated September 18, 1989 and MERCO GROUP – ROOSEVELT BUILDING, LLC, a California limited liability company (hereinafter referred to collectively as “Borrowers”), which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of Guarantor, Guarantor does hereby absolutely, unconditionally and irrevocably guarantee to Lender the complete payment and performance of the following liabilities, obligations and indebtedness of Borrowers to Lender (hereinafter referred to collectively as the “Obligations”):

(a) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the Notes made by Borrowers to the order of the Lenders in the aggregate principal face amount of Thirty-Three Million and No/100 Dollars ($33,000,000.00), together with interest as provided in the Notes and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof (the “Initial Note”); and

(b) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain Loan Agreement dated as of January 30, 2007, as amended by that certain First Amendment to Loan Agreement and Amendment to Other Loan Documents dated as of even date herewith (as the same may be subsequently modified, amended, restated, consolidated, supplemented, extended or renewed, hereinafter referred to as the “Loan Agreement”) (hereinafter referred to as the “Loan Agreement”) among Borrowers, KeyBank, for itself and as agent, and the other lenders now or hereafter a party thereto, together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases, and extensions thereof (the Initial Note and each of the notes described in this subparagraph (b) are hereinafter referred to collectively as the “Note”); and

(c) the full and prompt payment and performance of any and all obligations of Borrowers to Lender under the terms of the Loan Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

(d) the full and prompt payment and performance of any and all obligations of Borrowers to Lender under the Security Documents, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

(e) the full and prompt payment and performance of any and all Hedge Obligations to the holders of any Hedge Obligations; and

(f) the full and prompt payment and performance of any and all other obligations of Borrowers to Lender under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or the Loan Agreement or the Hedge Obligations (the Note, the Loan Agreement, the Security Documents and said other agreements, documents and instruments are hereinafter collectively referred to as the “Loan Documents” and individually referred to as a “Loan Document”).

1. Agreement to Pay and Perform; Costs of Collection.  Guarantor does hereby agree that following an Event of Default under the Loan Documents if the Note or the other Obligations are not paid by Borrowers in accordance with their terms, or if any and all sums which are now or may hereafter become due from Borrowers to Lender under the Loan Documents or the other Obligations are not paid by Borrowers in accordance with their terms, or if any and all other obligations of Borrowers to Lender under the Note or of Borrowers under the other Loan Documents or agreements relating to the Hedge Obligations are not performed by Borrowers, as applicable, in accordance with their terms, Guarantor will immediately upon demand make such payments and perform such obligations.  Guarantor further agrees to pay Lender on demand all reasonable costs and expenses (including court costs and reasonable attorneys’ fees and disbursements) paid or incurred by Lender in endeavoring to collect the Obligations guaranteed hereby, to enforce any of the Obligations of Borrowers guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and until paid to Lender, such sums shall bear interest at the rate for overdue amounts set forth in the Loan Agreement unless collection from Guarantor of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantor under applicable law.

2. Reinstatement of Refunded Payments.  If, for any reason, any payment to Lender of any of the Obligations guaranteed hereunder is required to be refunded by Lender to Borrowers, or paid or turned over to any other person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors’ rights and remedies now or hereafter enacted, Guarantor agrees to pay to the Lender on demand an amount equal to the amount so required to be refunded, paid or turned over (the “Turnover Payment”), the obligations of Guarantor shall not be treated as having been discharged by the original payment to Lender giving rise to the Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by Lender, as well as for any amounts not theretofore paid to Lender on account of such obligations.

3. Rights of Lender to Deal with Collateral, Borrowers and Other Persons.  Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without thereby releasing Guarantor from any liability hereunder and without notice to or further consent from Guarantor or any other Person or entity, either with or without consideration:  release or surrender any lien or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Note or the Loan Documents or the agreements relating to the Hedge Obligations; extend or renew the Obligations for any period; grant releases, compromises and indulgences with respect to the Obligations or the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor, surety, endorser or accommodation party of the Note, the Security Documents, any other Loan Documents or the agreements relating to the Hedge Obligations; or take or fail to take any action of any type whatsoever.  No such action which Lender shall take or fail to take in connection with the Obligations or the Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrowers to Lender or for the performance of any obligations or undertakings of Borrowers or Guarantor, nor any course of dealing with Borrowers or any other person, shall release Guarantor’s obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender.  The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Note, the Loan Documents or the agreements relating to the Hedge Obligations, and any and all references herein to the Note, the Loan Documents or the agreements relating to the Hedge Obligations shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof.  Without limiting the generality of the foregoing, Guarantor acknowledges the terms of Section 18.3 of the Loan Agreement and agrees that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrowers pursuant thereto without notice to or further consent from Guarantor.

4. No Contest with Lender; Subordination.  So long as any of the Obligations hereby guaranteed remain unpaid or undischarged, Guarantor will not, by paying any sum recoverable hereunder (whether or not demanded by Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrowers in respect of any liability of Guarantor to Borrowers or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrowers or the benefit of any other security for any of the Obligations hereby guaranteed which, now or hereafter, Lender may hold or in which it may have any share.  Guarantor hereby expressly waives any right of contribution from or indemnity against Borrowers, whether at law or in equity, arising from any payments made by Guarantor pursuant to the terms of this Guaranty, and Guarantor acknowledges that Guarantor has no right whatsoever to proceed against Borrowers for reimbursement of any such payments.  In connection with the foregoing, Guarantor expressly waives any and all rights of subrogation to Lender against Borrowers, and Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrowers and any rights to participate in any collateral for Borrowers’ obligations under the Loan Documents or the agreements relating to the Hedge Obligations.  Guarantor hereby subordinates any and all indebtedness of Borrowers now or hereafter owed to Guarantor to all indebtedness of Borrowers to Lender, and agrees with Lender that (a) Guarantor shall not demand or accept any payment from Borrowers on account of such indebtedness, (b) Guarantor shall not claim any offset or other reduction of Guarantor’s obligations hereunder because of any such indebtedness, and (c) Guarantor shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents or the agreements relating to the Hedge Obligations because of any such indebtedness; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrowers to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty except to the extent the principal amount or other portion of such outstanding indebtedness shall have been reduced by such payment.

5. Waiver of Defenses.  Guarantor hereby agrees that its obligations hereunder shall not be affected or impaired by, and hereby waives and agrees not to assert or take advantage of any right or defense based on:

(a) (i) any change in the amount, interest rate or due date or other term of any of the obligations hereby guaranteed, (ii) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Loan Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any obligations hereby guaranteed, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Loan Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the obligations hereby guaranteed or any other instrument or agreement referred to therein or evidencing any obligations hereby guaranteed or any assignment or transfer of any of the foregoing;

(b) any subordination of the payment of the obligations hereby guaranteed to the payment of any other liability of the Borrowers or any other Person;

(c) any act or failure to act by Borrowers or any other Person which may adversely affect Guarantor’s subrogation rights, if any, against Borrowers or any other Person to recover payments made under this Guaranty;

(d) any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the obligations hereby guaranteed;

(e) any application of sums paid by the Borrowers or any other Person with respect to the liabilities of Lender, regardless of what liabilities of the Borrowers remain unpaid;

(f) any defense of Borrowers, including without limitation, the invalidity, illegality or unenforceability of any of the Obligations;

(g) either with or without notice to Guarantor, any renewal, extension, modification, amendment or another changes in the Obligations, including but not limited to any material alteration of the terms of payment or performance of the Obligations; or

(h) any statute of limitations in any action hereunder or for the collection of the Note or for the payment or performance of any obligation hereby guaranteed;

(i) the incapacity, lack of authority, death or disability of Borrowers or any other Person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrowers or any other Person;

(j) the dissolution or termination of existence of Borrowers or any other Person;

(k) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrowers or any other Person;

(l) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrowers or any other Person, or any of Borrowers’ or any other Person’s properties or assets;

(m) the damage, destruction, foreclosure or surrender of all or any part of the Collateral;

(n) the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation of Borrowers or of any action or nonaction on the part of any other person whomsoever in connection with any obligation hereby guaranteed;

(o) any failure or delay of Lender to commence an action against Borrowers or any other Person, to assert or enforce any remedies against Borrowers under the Note or the other Loan Documents or agreements relating to the Hedge Obligations, or to realize upon any security;

(p) any failure of any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know regarding Borrowers (including, without limitation Borrowers’ financial condition), any other Person, the Collateral, or any other assets or liabilities of such Persons, whether such facts materially increase the risk to Guarantor or not (it being agreed that Guarantor assumes responsibility for being informed with respect to such information);

(q) failure to accept or give notice of acceptance of this Guaranty by Lender;

(r) failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

(s) failure to make or give protest and notice of dishonor or of default to Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

(t) any and all other notices whatsoever to which Guarantor might otherwise be entitled;

(u) any lack of diligence by Lender in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

(v) the invalidity or unenforceability of the Note, or any of the other Loan Documents, or any of the agreements relating to the Hedge Obligations, or any assignment or transfer of the foregoing;

(w) the compromise, settlement, release or termination of any or all of the obligations of Borrowers under the Note or the other Loan Documents or any of the agreements relating to the Hedge Obligations;

(x) any transfer by Borrowers or any other Person of all or any part of the security encumbered by the Loan Documents;

(y) the failure of Lender to perfect any security or to extend or renew the perfection of any security;

(z) any and all of the rights and defenses described in Section 2856(a) of the California Civil Code;

(aa) any and all of the rights of subrogation, reimbursement, indemnification and contribution and other rights and defenses that are or may become available to Guarantor by reason of Sections 2787 to 2855 (inclusive), 2899 and 3433 of the California Civil Code;

(bb) except to the extent prohibited by Section 9602 of the California Commercial Code, any and all rights and defenses that Guarantor might otherwise have under the California Commercial Code; or

(cc) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantor might otherwise be entitled, it being the intention that the obligations of Guarantor hereunder are absolute, unconditional and irrevocable.

    Guarantor understands that the exercise by Lender of certain rights and remedies may affect or eliminate Guarantor’s right of subrogation against the Borrowers and that Guarantor may therefore incur partially or totally nonreimbursable liability hereunder.  Nevertheless, Guarantor hereby authorizes and empowers Lender, its successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Guarantor that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances.  Notwithstanding any other provision of this Guaranty to the contrary, Guarantor hereby waives and releases any claim or other rights which Guarantor may now have or hereafter acquire against the Borrowers or any other Person of all or any of the obligations of Guarantor hereunder that arise from the existence or performance of Guarantor’s obligations under this Guaranty or any of the other Loan Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Lender against the Borrowers or any other Person or any Collateral which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Borrowers, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights.

    Without limitation on the generality of the other waivers contained in this Guaranty, Guarantor hereby waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed or otherwise impaired Guarantor’s rights of subrogation and reimbursement against the principal (whether by the operation of any provision of the California Code of Civil Procedure or otherwise).

    In addition, Guarantor hereby agrees that its obligations hereunder shall not be released, diminished, impaired, reduced, dependent upon or affected by, and hereby waives and agrees not to assert or take advantage of any defense based on, any one or more of the following:  (i) the genuineness, validity, regularity or enforceability of, or the existence of any default with respect to, the Obligations, any security therefor, or any related instrument, documents, obligation, transaction or matter; (ii) the nature, extent, condition, value or continued existence of any security given in connection with the Obligations; (iii) any action or failure to take action by any holder of the Obligations under or with respect to this Guaranty or the Obligations, any security therefor, or any related documents, transaction or matter; (iv) any other dealings between any holder of the Obligations and Lender; (v) any exculpatory language or provisions limiting or restricting Lender’s rights or remedies against the Borrowers or any other Person under the Loan Documents; or (vi) any claim by or on behalf of Borrowers of any credit or right of setoff with respect to the Note or any of the Obligations.

6. Guaranty of Payment and Performance and Not of Collection.  This is a Guaranty of payment and performance and not of collection.  The liability of Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrowers or any other Person, nor against securities or liens available to Lender, its successors, successors in title, endorsees or assigns.  Guarantor hereby waives any right to require that an action be brought against Borrowers or any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrowers or any other Person.

7. Rights and Remedies of Lender.  In the event of an Event of Default under the Note or the Loan Documents, or any of them, that is continuing (it being understood that the Lender has no obligation to accept cure after an Event of Default occurs), Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other Loan Document, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity.  Accordingly, Guarantor hereby authorizes and empowers Lender upon the occurrence of any Event of Default under the Note or the Loan Documents, at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which Lender may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible.  At any public or private sale of any security or collateral for any of the Obligations guaranteed hereby, whether by foreclosure or otherwise, Lender may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Note or Security Documents or any other Loan Document or agreements relating to the Hedge Obligations without prejudice to Lender’s remedies hereunder against Guarantor for deficiencies.  If the Obligations guaranteed hereby are partially paid by reason of the election of Lender to pursue any of the remedies available to Lender, or if such Obligations are otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire balance of the Obligations guaranteed hereby even though any rights which Guarantor may have against Borrowers or any other Person may be destroyed or diminished by the exercise of any such remedy.

8. Application of Payments.  Guarantor hereby authorizes Lender, without notice to Guarantor, to apply all payments and credits received from Borrowers or from Guarantor or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the Obligations.

9. Business Failure, Bankruptcy or Insolvency.  In the event of the business failure of Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for Guarantor or Guarantor’s properties or assets, Lender may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Lender allowed in any proceedings relative to Guarantor, or any of Guarantor’s properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrowers guaranteed hereby shall then be due and payable, by declaration or otherwise, Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrowers guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim.  Guarantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrowers, Guarantor shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantor by virtue of this Guaranty or otherwise.

10. Covenants of Guarantor.  Guarantor hereby covenants and agrees with Lender that until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrowers under, by reason of, or pursuant to the Note and the other Loan Documents and the agreements relating to the Hedge Obligations have been completely performed and Lender has no further obligation to make Loans, Guarantor will comply with any and all covenants applicable to Guarantor set forth in the Loan Agreement.  Guarantor will deliver or cause to be delivered to the Lender from time to time such financial data and information in the possession of the Guarantor regarding the Guarantor as the Lender may reasonably request.

11. Security and Rights of Set-off.  Guarantor hereby grants to Lender, as security for the full and prompt payment and performance of Guarantor’s obligations hereunder, a continuing lien on and security interest in any and all securities or other property belonging to Guarantor now or hereafter held by Lender and in any and all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of Lender where the deposits are held) now or hereafter held by Lender and other sums credited by or due from Lender to Guarantor or subject to withdrawal by Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, during the continuance of any Event of Default under the Note or the Loan Documents, Lender may at any time and without notice to Guarantor set-off and apply the whole or any portion or portions of any or all such deposits and other sums against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom.  Any security now or hereafter held by or for Guarantor and provided by Borrowers, or by anyone on Borrowers’ behalf, in respect of liabilities of Guarantor hereunder shall be held in trust for Lender as security for the liabilities of Guarantor hereunder.

12. Changes in Writing; No Revocation.  This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender except as provided in §27 of the Loan Agreement.  This Guaranty shall be irrevocable by Guarantor until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrowers under, by reason of, or pursuant to the Note and the Loan Documents and the agreements relating to the Hedge Obligations have been completely performed and the Lenders have no further obligation to advance Loans.

13. Notices.  All notices, demands or requests provided for or permitted to be given pursuant to this Guaranty (hereinafter in this paragraph referred to as “Notice”) must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing the same in the United States mail, postpaid and registered or certified, return receipt requested, at the addresses set forth below.  Each Notice shall be effective upon being delivered personally or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid.  The time period in which a response to any such Notice must be given or any action taken with respect thereto, however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier or, if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit and the date of receipt as disclosed on the return receipt.  Rejection or other refusal to accept or the inability to deliver because of changed address of which no Notice was given shall be deemed to be receipt of the Notice sent.  By giving at least fifteen (15) days prior Notice thereof, Guarantor or Lender shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.  For the purposes of this Guaranty:

The address of Lender is:

KeyBank National Association, as Agent
127 Public Square
Cleveland, Ohio  44114-1306
Attn: Real Estate Capital Services

with a copy to:

KeyBank National Association
127 Public Square
Cleveland, Ohio  44114-1306
Attn: Jason Weaver

The address of Guarantor is:

     333 South Alameda Corporation
     761 Terminal Street, Building 1
     Los Angeles, California 90021

14. Governing Law.  GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS GUARANTY AND THE OBLIGATIONS OF GUARANTOR HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

15. CONSENT TO JURISDICTION; WAIVERS.  GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY(LENDER HAVING ALSO WAIVED SUCH RIGHT TO TRIAL BY JURY), (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF CALIFORNIA OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF CALIFORNIA, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES.  EACH LENDER IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO THE RIGHT, IF ANY, TO TRIAL BY JURY.  GUARANTOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTOR AT THE ADDRESS SET FORTH IN PARAGRAPH 13 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED.  NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST GUARANTOR PERSONALLY, AND AGAINST ANY PROPERTY OF GUARANTOR, WITHIN ANY OTHER STATE.  INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF CALIFORNIA SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF GUARANTOR AND LENDER HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY GUARANTOR TO PERSONAL JURISDICTION WITHIN THE STATE OF CALIFORNIA.  GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.  GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND ACKNOWLEDGE THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH 15.  GUARANTOR ACKNOWLEDGES THAT THEY HAVE HAD AN OPPORTUNITY TO REVIEW THIS PARAGRAPH 15 WITH THEIR LEGAL COUNSEL AND THAT GUARANTOR AGREES TO THE FOREGOING AS THEIR FREE, KNOWING AND VOLUNTARY ACT.

16. Successors and Assigns.  The provisions of this Guaranty shall be binding upon Guarantor and his respective heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of Lender, its successors, successors in title, legal representatives and assigns.  Guarantor shall not assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of Lender.

17. Assignment by Lender.  This Guaranty is assignable by Lender in whole or in part in conjunction with any assignment of the Obligations or portions thereof, and any assignment hereof or any transfer or assignment of the Obligations or portions thereof by Lender shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Lender.

18. Severability.  If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

19. Disclosure.  Guarantor agrees that in addition to disclosures made in accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder subject to the terms of the Loan Agreement.

20. No Unwritten Agreements.  THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

21. Time of the Essence.  Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantor under this Guaranty.

22. Ratification.  Guarantor does hereby restate, reaffirm and ratify each and every warranty and representation regarding Guarantor set forth in the Loan Agreement as if the same were more fully set forth herein.

23. Counterparts.  This Guaranty and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

24. Termination of Guaranty.  Without modifying or limiting any provision of this Guaranty or any agreement contained herein, this Guaranty shall continue in effect until an amount equal to FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000) is paid to Agent, in connection with any sale, transfer, assignment, conveyance, option or other disposition of, or any pledge, mortgage, encumbrance, financing or refinancing of the South Alameda Property for application by Agent in satisfaction of the Obligations in such order as Agent determines in its sole discretion, and are not subject to any bankruptcy preference period or any other disgorgement, or until all of the Obligations and all of the obligations of Guarantor to Lender under this Guaranty are fully and finally paid, performed and discharged in accordance with their terms (and without regard to any extension, reduction or other alteration thereof in any proceeding under the Bankruptcy Code, or any other debtor relief law) and are not subject to any bankruptcy preference period or any other disgorgement.

25. Sale or Refinance of the South Alameda Property.

(a) Guarantor acknowledges and agrees that an amount equal to FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000) paid to Guarantor, or its shareholders, in connection with any sale, transfer, assignment, conveyance, option or other disposition (including, without limitation, disposition by means of a foreclosure) of, or any pledge, mortgage, encumbrance, financing or refinancing of the South Alameda Property shall be paid directly by Guarantor to Agent for application by Agent in satisfaction of the Obligations in such order as Agent determines in its sole discretion. Guarantor further agrees not to sell, transfer, assign, convey, grant an option or otherwise dispose (including, without limitation, disposition by means of a foreclosure) of, or pledge, mortgage, encumber, finance or refinance the South Alameda Property unless any such transaction will result in Guarantor receiving proceeds sufficient to make a payment to Guarantor in an amount equal to $15,000,000 pursuant to this Paragraph 25(a).

(b) Guarantor represents and warrants to, and covenants with, Lender as follows:

(1)           As of the date hereof, and after giving effect to the transactions contemplated by this Guaranty, Guarantor is not insolvent on a balance sheet basis, the sum of Guarantor’s assets exceeds the sum of Guarantor’s liabilities, Guarantor is able to pay its debts as they become due, and Guarantor has sufficient capital to carry on its business.

(2)           As of the date hereof, Guarantor has no Indebtedness and the South Alameda Property is not subject to any Liens, except for the Indebtedness and Liens described on Exhibit A attached hereto. Guarantor covenants and agrees that until such time as the payment contemplated by Paragraph 25(a) hereof is made, except for any Indebtedness and any Lien described on Exhibit A, and except for any Lien for real property taxes and assessments, Guarantor shall not incur any Indebtedness and shall create any Lien on the South Alameda Property without the prior written consent of Lender being first obtained, which consent may be withheld in Lender’s sole discretion.

(c) Guarantor acknowledges that Homero Meruelo and Belinda Meruelo (the shareholders of Guarantor) have executed an Assignment of Interests in favor of Agent of even date herewith to secure the Obligations. Agent agrees to cause the full release and/or cancellation of such Assignment of Interests upon Agent’s receipt of the sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) in connection with any sale, transfer, assignment, conveyance, option or other disposition of, or any pledge, mortgage, encumbrance, financing or refinancing of the South Alameda Property.

(d) In the event that Guarantor shall receive any payments made under or with respect to the sale, transfer, assignment, conveyance, option or other disposition (including disposition by means of a foreclosure) of, or any pledge, mortgage, encumbrance, financing or refinancing of the South Alameda Property, Guarantor shall hold all such payments in trust for Agent, will not commingle such payments with other funds of Guarantor, and will immediately pay and deliver in kind, the amount required by subsection (a) above directly to Agent for application by Agent in satisfaction of the Obligations in such order as Agent determines in its sole discretion. Upon execution by Guarantor of the South Alameda Contract, Guarantor shall execute irrevocable instructions to the escrow agent for the purchase and sale transaction, directing such escrow agent to pay to Agent the amounts required to be paid pursuant to subsection (a) above, which payment shall be deemed to have been made by Guarantor pursuant to this Guaranty.

26. Definitions.  All terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

[CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of this 10th day of July, 2008.

GUARANTOR:

333 SOUTH ALAMEDA CORPORATION, a Florida corporation

By:	/s/ Richard Meruelo
Name: Richard Meruelo
Title: President

      Lender joins in the execution of this Guaranty for the sole and limited purpose of evidencing its agreement to waiver of the right to trial by jury contained in Paragraph 15 hereof and Section 25 of the Loan Agreement.

KEY BANK NATIONAL ASSOCIATION, as Agent

By:	/s/ Jason R. Weaver
Name: Jason R Weaver
Title: Senior Vice President

EXHIBIT A

A.           LIENS: There are no Liens against the South Alameda Property other than the Liens described in Schedule B, Section Two of that certain First American Title Insurance Company Commitment No. NCS-335134-LA2 dated May 23, 2008.

B.           INDEBTEDNESS: The Corporation has no Indebtedness other than Indebtedness secured by the Liens described in subsection (A) above, and the obligation of the Corporation to Meruelo Maddux - 2000 San Fernando Road LLC pursaunt to that Closing Agreement dated May 27, 2008, a true and correct copy of which has been delivered by Guarantor to Lender.